ASSIGNMENT AGREEMENT

For value received as set forth below, I, Ellen S. Ross, of Westchester County, State of New York, do hereby sell, assign and transfer to 3D Total Solutions, Inc. (the “Company”), located at 75 Danbury Road, Suite 108, Ridgefield, Connecticut 06877, and its successors, assigns and legal representatives, my entire right, title and interest, if any, for the United States of America, in and to certain inventions related to Methods of Playing Games Using the Internet and a 3D Printer described in Provisional Patent Application No. 61/868,199, filed on August 21, 2013, and my entire rights and privileges, if any, in said application and under any and all Letters Patent that may be granted in the United States for said inventions; and I also hereby sell, assign and transfer, to the Company and its successors, assigns and legal representatives, my entire right, title and interest, if any, in and to said inventions for all countries foreign to the United States, including any rights of priority arising from the application aforesaid, and any rights and privileges under any and all forms of protection, including Letters Patent, that may be granted in said countries foreign to the United States for said inventions.

I authorize the Company to make application for such protection in its own name and maintain such protection in any and all countries foreign to the United States, and to invoke and claim for any application for patent or other form of protection for said inventions, without further authorization from me, any and all benefits, including the right of priority provided by any and all treaties, conventions, or agreements.

I hereby consent that a copy of this assignment shall be deemed a full legal and formal equivalent of any document which may be required in any country in proof of the right of the Company to apply for patent or other form of protection for said inventions and to claim the aforesaid benefit of the right of priority.

I request that any and all patents for said inventions be issued to the Company in the United States and in all countries foreign to the United States, or to such nominees as the Company may designate.

I agree that, when requested, I shall assist and cooperate with the Company and/or with any attorney or other agent appointed by the Company to prepare and file any other patent application, including any non-provisional patent application, relating to said inventions, which may be necessary, desirable or convenient to perfect or secure the Company’s rights in said inventions.

The consideration referred to above for this assignment shall be 2,000,000 shares of Common Stock of the Company (the “Shares”), which shall contain standard restrictive legend. I am acquiring and shall hold the Shares issued by the Company hereunder for my own account for investment. I have had the opportunity to request from the Company any information concerning the Company which I deemed relevant and the Company has provided such information. I understand that the Shares are not registered under the Securities Act on the grounds that the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) or regulations promulgated thereunder, and that Company's reliance on such exemption is predicated on my representations set forth herein. I am an "accredited investor" as such term is defined in Rule 501 (a) promulgated under the Securities Act and experienced in evaluating and investing in companies such as Company, familiar with the risks associated with the business and operations of Company, have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment, and have the ability to bear the economic risks of this investment. I understand that the Shares may not be sold, transferred, or otherwise disposed of without registration under the Securities Act and applicable state securities laws or an exemption therefrom, and that, in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act and applicable state securities laws, the Shares must be held indefinitely.

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I agree that, when requested, I shall, without charge to the Company but at its expense, sign all papers, and do all acts which may be necessary, desirable or convenient in connection with said applications, patents, or other forms of protection.

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Ellen S. Ross

Date:

STATE OF NEW YORK

COUNTY OF WESTCHESTER

On the ---- day of November, 2013, before me personally came Ellen Ross to me known, and known to me to be the person who executed the foregoing instrument, and she acknowledged to me that she of them executed the same.

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Notary Public

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